Summary of Significant Accounting Policies - Summary of Information Regarding Contract with Customer, Asset and Liability (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2021 INR (₨)	Mar. 31, 2021 USD ($)	Mar. 31, 2020 INR (₨)
Current assets:
Accounts receivable, net	₨ 4,887	$ 66.8	₨ 4,456
Non-Current Assets
Unbilled receivable	223	3.0	196
Contract acquisition cost	141	1.9	147
Current liabilities:
Deferred revenue	110	1.5	110
Non-current liabilities:
Deferred revenue	₨ 2,353	$ 32.2	₨ 2,129